                                  EXHIBIT 10.13

                                 AMENDMENT NO. 2
                                       TO
                          SUNGARD(R) DATA SYSTEMS INC.
                RESTRICTED STOCK AWARD PLAN FOR OUTSIDE DIRECTORS

--------------------------------------------------------------------------------


SunGard Data Systems Inc., a Delaware corporation (the "Company"), originally adopted the SunGard Data Systems Inc. Restricted Stock Award Plan for Outside Directors (the "Plan") in 1991. Since that time, the Company has declared and issued two 2-for-1 stock splits on its common stock, $0.01 par value per share ("Common Stock"), resulting in each Award (as defined in the Plan) of 20,000 shares of Common Stock being issuable under the Plan (without taking into account Amendment No. 1 to the Plan). Amendment No. 1 to the Plan, approved on May 14, 1999, reduced each Award from 20,000 shares to 5,000 shares. Subsequently, the directors of the Company have determined that the level of Awards should be based upon value rather than number of shares.

Therefore, in accordance with resolutions duly adopted by the Board of Directors of the Company at its meeting held on November 13, 2000, the Plan is hereby amended to provide that each Award that is issued in accordance with the Plan at any time after the effective date of this Amendment No. 2 shall be for a total number of shares for each five year restricted stock award that will equal $500,000 divided by the closing price of the Common Stock on the date of grant (such number to be adjusted appropriately for Interim Directors).

The effective date of this Amendment No. 2 is November 13, 2000.

In witness whereof, and as evidence of the adoption of this Amendment No. 2 to the SunGard Data Systems Inc. Restricted Stock Award Plan for Outside Directors, the Company has caused the this Amendment No. 2 to be executed by its duly authorized officer this 13th day of November, 2000.


                                   SUNGARD DATA SYSTEMS INC.


                                   By:       /s/ James L. Mann
                                      ----------------------------------------
                                                    JAMES L. MANN
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER